SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 20, 2003


                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Nevada                     0-14306                 84-0928627
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS

As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2003 (the "Initial 8-K"), the Registrant completed the acquisition of 60% of the membership equity of Brunetti DEC, LLC ("Brunetti DEC").

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

A.   Financial  Statements

     Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Attached hereto are the audited financial statements of Brunetti DEC for the years ended December 31, 2002 and 2001 along with the unaudited financial statements for the nine month periods ended September 30, 2003 and 2002.

B.   Pro-Forma  Financial  Information

     Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the following pro forma financial information was omitted from the disclosures contained in the Initial 8-K. Attached hereto are the unaudited pro forma condensed balance sheet as of September 30, 2003, the unaudited pro forma condensed consolidated statement of operations for the years ended September 30, 2003 and 2002, reflecting the acquisition of Brunetti DEC, and including the notes to the unaudited pro forma financial statements.

C.   Exhibits

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 5, 2003                          INTERCELL INTERNATIONAL
                                                     CORPORATION



                                                /s/ Kristi J. Kampmann
                                                ----------------------------
                                                Kristi J. Kampmann,
                                                Chief Financial Officer

                                BRUNETTI DEC, LLC

                     Years Ended December 31, 2002 and 2001
                                      with
                         Report of Independent Auditors'



                                    Contents


                                                                  Page
Report of Independent Auditors'                                      1

Financial Statements

  Balance Sheets                                                   2-3

  Statements of Operations and Members' Equity (Deficiency)          4

  Statements of Cash Flows                                         5-6

  Notes to Financial Statements                                   7-12



Accompanying Supplemental Information

  Report of Independent Auditors'                                   13

  Schedules of Direct Costs                                         14

  Schedules of Operating Costs                                      15

Board of Directors
Brunetti DEC, LLC
Denver, Colorado



                          Independent Auditors' Report
                          ----------------------------


We have audited the accompanying balance sheets of Brunetti DEC, LLC as of December 31, 2002 and 2001, and the related statements of operations and member's equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brunetti DEC, LLC as of December 31, 2002 and 2001 and the results of operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


Bradley, Allen & Associates, LLP
Certified Public Accountants

February 12, 2003

                                Brunetti DEC, LLC

                                 Balance Sheets
                           December 31, 2002 and 2001
                             (See auditors' report)



                                     Assets

                                                         2002      2001
                                                       ------------------
Current assets:
  Cash                                                 $ 54,678  $487,405
  Accounts receivable, net of allowance for doubtful
   accounts (2002 and 2001 - $15,000)(Notes 1 and 2)    228,235   337,517
  Prepaid expenses                                        3,803     3,634
                                                       --------  --------

     Total current assets                               286,716   828,556
                                                       --------  --------

Property and equipment, at cost (Notes 1 and 3):
  Computer equipment                                     46,876    43,812
  Construction equipment                                 20,000    20,000
  Furniture and fixtures                                 13,826    13,541
  Machinery and equipment                                10,789    10,789
  Vehicles                                                8,000     8,000
                                                       --------  --------
                                                         99,491    96,143
  Less accumulated depreciation                          73,218    58,842
                                                       --------  --------
     Total property and equipment                        26,273    37,301

Other assets:
  Deposits                                                3,168     3,168
                                                       --------  --------

   Total assets                                        $316,157  $869,025
                                                       ========  ========


                (See accompanying notes to financial statements)

                                Brunetti DEC, LLC

                                 Balance Sheets
                           December 31, 2002 and 2001
                             (See auditors' report)




                  Liabilities and Members' Equity (Deficiency)


                                                          2002         2001
                                                      -----------------------
Current liabilities:
  Notes payable, line of credit (Note 3)              $    140,349   $184,735
  Current portion of obligation under
    capital lease (Note 4)                                   1,944      1,498
  Accounts payable                                         210,797    422,924
  Accrued expenses                                          13,607      9,361
                                                      -------------  --------

    Total current liabilities                              366,697    618,518

Obligation under capital lease, net
  of current portion (Note 4)                                  165      2,110
                                                      -------------  --------

    Total liabilities                                      366,862    620,628

Commitments (Note 4)


Members' equity (deficiency)                           (    50,705)   248,397
                                                      -------------  --------

   Total liabilities and members' equity(deficiency)  $    316,157   $869,025
                                                      =============  ========


                (See accompanying notes to financial statements)

                                 BRUNETTI DEC, LLC

              Statements of Operations and Members' Equity (Deficiency)
                       Years Ended December 31, 2002 and 2001
                               (See auditor's report)



                                             2002                     2001
                                  --------------------------------------------------
                                               Percentage                Percentage
                                                of sales                  of sales
                                               -----------               -----------

Sales                             $1,118,169       100.0 %  $1,528,676       100.0 %

Direct costs                         617,307         55.2      571,322         37.4
                                  -----------  -----------  -----------  -----------
Gross profit                         500,862         44.8      957,354         62.6

Operating expenses                   482,644         43.1      413,893         27.2
                                  -----------  -----------  -----------  -----------
Income from operations                18,218          1.7      543,461         35.4
                                  -----------  -----------  -----------  -----------
Other expense:
  Interest expense                   (22,533)        (2.0)     (17,445)        (1.1)
  Non-recurring item (Note 6)        (53,985)        (4.8)           0          0.0
                                  -----------  -----------  -----------  -----------
                                     (76,518)        (6.8)     (17,445)        (1.1)
                                  -----------  -----------  -----------  -----------
Net income (loss)                    (58,300)       (5.1)%     526,016        34.3 %
                                  -----------  ===========  -----------  ===========
Members' equity(deficiency),
  beginning, as originally
  reported                           248,397                  (348,349)
Prior period adjustment (Note 7)           0                   147,742
                                  -----------               -----------
Members' equity(deficiency),
  beginning, as restated             248,397                  (200,607)
                                  -----------               -----------
Members' withdrawals, net of
  contributions                     (240,802)                  (77,012)
                                  -----------               -----------
Members' equity (deficiency),
  ending                          $  (50,705)               $  248,397
                                  ===========               ===========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                            Statements of Cash Flows
                     Years Ended December 31, 20002 and 2001
                             (See auditors' report)



                                              2002         2001
                                          -------------------------
Cash flows from operating activities:
  Cash received from customers            $ 1,227,451   $1,356,268
  Cash paid to suppliers and employees     (1,347,610)    (699,095)
  Interest paid                               (22,533)     (17,445)
                                          ------------  -----------

   Net cash provided (used) by
     operating activities                    (142,692)     639,728
                                          ------------  -----------

Cash flows from investing activities:
  Acquisition of property and equipment
   and net cash used by investing
   activities                                  (3,348)           0
                                          ------------  -----------

Cash flows from financing activities:
  Member capital contributions                 15,879       97,283
  Proceeds from bank debt                           0        7,612
  Member capital withdrawals                 (256,681)    (174,295)
  Repayments of bank debt                     (45,885)     (74,182)
                                          ------------  -----------

   Net cash used by financing activities     (286,687)    (143,582)
                                          ------------  -----------

Net increase (decrease) in cash              (432,727)     496,146

Cash (overdraft), beginning                   487,405       (8,741)
                                          ------------  -----------

Cash, ending                              $    54,678   $  487,405
                                          ============  ===========



                                   (continued)

                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                      Statements of Cash Flows (continued)
                     Years Ended December 31, 2002 and 2001
                             (See auditors' report)



                                             2002        2001
                                          ----------------------
Reconciliation of net income (loss) to
  net cash provided (used) by operating
  activities:

  Net income (loss)                       $ (58,300)  $ 526,016

Adjustments to reconcile net income
  (loss) to cash provided (used) by
  operating activities:

  Depreciation                               14,376      19,025
  Prior period adjustment                         0     147,742

  Decrease (increase) in:
    Accounts receivable                     109,282    (256,494)
    Prepaid expenses                           (169)       (327)

  Increase (decrease) in:
    Accounts payable                       (212,792)    266,770
    Accrued expenses                          4,911         652
    Billings in excess of costs and
     estimated earnings on uncompleted
     contracts                                    0     (63,656)
                                          ----------  ----------

     Net cash provided (used) by
      operating activities                $(142,692)  $ 639,728
                                          ==========  ==========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                           December 31, 2002 and 2001
                             (See auditors' report)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature  of  Operations:
-----------------------

Brunetti DEC, LLC was formed in the State of Colorado in October 1998. The Company provides communication, engineering, construction and communication services to companies in the United States and overseas.

Cash  and  cash  equivalents:
-----------------------------

The Company considers currency on hand, demand deposits with banks or other financial institutions, treasury bills, commercial paper, money market funds or other investments with original maturities or three months or less to be cash and cash equivalents. At December 31, 2002 and 2001, cash and cash equivalents consisted of currency on hand and demand deposits with a bank. At times, cash balances may be in excess of FDIC insurance limits.

Property  and  equipment:
-------------------------

Property and equipment are stated at cost. Depreciation is provided by use of the declining balance and straight-line methods over the estimated useful lives of the related assets for financial and income tax reporting purposes. The estimated useful lives range from five to seven years

Repairs and maintenance are charged to operations as incurred. Major renewals and betterments that extend the useful lives of property and equipment are capitalized.

Use  of  estimates  in  the  preparation  of  financial  statements:
--------------------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                           December 31, 2002 and 2001
                             (See auditors' report)

1.   NATURE  OF  OPERATIONS  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (CONTINUED)

Revenue  and  cost  recognition
-------------------------------

The company follows the percentage-of-completion method of accounting for construction contracts. Accordingly, income is recognized in the ratio that costs incurred bears to estimated total costs. Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined. The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related costs incurred and income recognized is shown as a current liability. Raw materials purchased and stored at the job site are included in cost incurred to date for determining percentage of completion.

Contract costs include all direct material, labor, and subcontract costs. Additionally, an estimate of indirect costs related to contract performance has been provided for. General and administrative costs are charged to expense as incurred. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income are recognized in the period in which the revisions are determined.

For income tax purposes, the Company recognizes income using the completed contract method. Under this method, billings and costs are accumulated during the period of the contract; however, no profit is recorded until the project is substantially complete.

Income  taxes:
--------------

As a Limited Liability Company, the members are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for current year federal or state income taxes has been included in these financial statements.

Advertising  costs:
-------------------

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. There was no direct response advertising incurred in 2002 and 2001. Total advertising expense for years ended December 31, 2002 and 2001 was $34,953 and $16,938, respectively.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                           December 31, 2002 and 2001
                             (See auditors' report)

2.   CONCENTRATION  OF  CREDIT  RISK

At December 31, 2002, approximately $209,600 of the Company's accounts receivable balance was due from three customers with individual balances ranging from approximately $17,800 to $154,600.

In addition, accounts receivable at December 31, 2002, includes approximately $183,800 that is being disputed by two customers. Collection actions have been undertaken' however, legal council is unable to provide an opinion as to collectibility or outcome of those actions.

At December 31, 2001, approximately $334,600 of the Company's accounts receivable balance was due from three customers with individual balances ranging from approximately $25,300 to $154,600.

3.   NOTES  PAYABLE,  LINE  OF  CREDIT

Notes payable, line of credit consist of the following at December 31, 2002 and 2001:

                                                  2002      2001
                                                --------  --------
Line of credit, bearing interest monthly at
prime plus 2%, principal maturing March, 2003,
with a maximum borrowing of $150,000.  Secured
by accounts receivable and equipment.           $116,350  $136,055

Line of credit, bearing interest monthly at
prime plus 2%, principal maturing March, 2003,
with a maximum borrowing of $50,000.  Secured
by accounts receivable and equipment.             23,935    37,934

Line of credit, bearing interest at 9.45%,
interest due monthly with monthly principal
reductions based on outstanding balance.              64    10,746
                                                --------  --------

                                                $140,349  $184,735
                                                ========  ========

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                           December 31, 2002 and 2001
                             (See auditors' report)

4.   COMMITMENTS

Operating  lease:

In August 1999, the Company entered into a five-year lease agreement for office space at its location in Colorado. The lease requires an initial base rent of $3,299 per month, plus common area maintenance charges. The monthly base rent increases in year two to $3,409 per month, year three to $3,519 and in year four to $3,739 per month. The common area charges can be modified annually based on total charges incurred by the lessor to the company's percentage of total rentable square footage.

The minimum annual commitment under the terms of this lease for years ending after December 2002 is as follows:

                  Years ended December 31,
                  ------------------------

                           2003                    $  44,868
                                                   =========

Capital  lease:

The Company leases computer equipment under a capital lease entered into in February 1999. The terms of the lease call for monthly lease payments of $168, plus applicable taxes, for a sixty-month period.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                           December 31, 2002 and 2003
                             (See auditors' report)

4.   COMMITMENTS  (CONTINUED)

Capital lease (continued):

Future minimum lease payments under the lease, including the present value of such payments for years after December 31, 2002 are as follows:

               Years ended December 31,
               ------------------------

                         2003                     $   2,012
                         2004                           335
                                                  ---------

                                                      2,347

Less amount representing
  interest                                              238
                                                  ---------

Present value of future
  minimum lease payments                              2,109

Less current potion                                   1,944
                                                  ---------

                                                        165
                                                  =========


5.   MAJOR CUSTOMERS

For the year ended December 31, 2002, the Company earned approximately 65%, 11% and 10% of its revenues from three customers.

For the year ended December 31, 2001, the Company earned approximately 70%, 16% and 12% of its revenues from three customers.

6.   NON-RECURRING ITEM

During 2002, the Company was engaged in a collection dispute with a customer for a construction project undertaken in a prior year. While resolution of the matter was in favor of the Company, the customer was unable to remit payment. Consequently, management of the Company decided that further pursuit of collection was unwarranted and determined the outstanding balance should be written off.

As a result of the write-off, management of the Company sought relief from creditors involved in the project and were able to reduce outstanding obligations. The net effect of the bad debt and related obligation relief was $53,935 for the year ended December 31, 2002.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                           December 31, 2002 and 2001
                             (See auditors' report)


7.   PRIOR  PERIOD  ADJUSTMENT

Retained earnings at December 31, 2000, has been adjusted to correct an error for the understatement of revenues. The effect of the restatement was to decrease the net loss for 2000 by $147,742.

                      Accompanying Supplemental Information
                                      With
                         Report of Independent Auditors'

Board of Directors
Brunetti DEC, LLC
Denver, Colorado



             Independent Auditor's Report on Additional Information
             ------------------------------------------------------

Our report on our audits of the financial statements of Brunetti DEC, LLC as of December 31, 2002 and 2001 appears on page 1. The audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The information on the following pages is presented for purposes of additional analysis of the financial statements rather than to present the financial position, results of operations, and cash flows for the company. The accompanying supplemental information has been subjected to the auditing procedures applied in the audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.



Bradley, Allen & Associates, LLP
Certified Public Accountants


February 12, 2003

                                BRUNETTI DEC, LLC

                            Schedules of Direct Costs
                     Years Ended December 31, 2002 and 2001
                             (See auditors' report)



                               2002              2001
                      ----------------------------------------
                               Percentage           Percentage
                                of sales             of sales
                               ----------           ----------
Bids                  $      0       0.0%  $    150       0.0%

Contract labor         306,177      27.4    131,185       8.6

Employee benefits            0       0.0        320       0.0

Equipment rental         4,533       0.4      8,490       0.6

Licenses and permits         0       0.0         98       0.0

Materials               90,754       8.1    269,802      17.6

Outside services        11,587       1.0     10,995       0.7

Payroll taxes           17,297       1.5     10,378       0.7

Professional fees       25,492       2.3     21,235       1.4

Salaries               161,419      14.4    118,624       7.8

Small tools                 48       0.0         45       0.0
                      --------  ---------  --------  ---------

                      $617,307      55.1%  $571,322      37.4%
                      ========  =========  ========  =========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                        Statements of Operating Expenses
                     Years Ended December 31, 2002 and 2001
                             (See auditors' report)

                                2002                 2001
                         -----------------------------------------
                                  Percentage           Percentage
                                   of sales             of sales
                                  ----------           ----------
Advertising              $ 34,953       3.1%  $ 16,938       1.1%

Bad debts                       0       0.0     14,548       1.0

Bank charges                  469       0.0      1,566       0.1

Contributions               4,750       0.4        200       0.0

Depreciation               14,376       1.3     19,025       1.2

Dues and subscriptions     18,687       1.7      2,639       0.2

Insurance                  48,317       4.3     39,277       2.6

Internet service            2,017       0.2      3,719       0.2

Legal and accounting       27,041       2.4    121,925       8.0

Meals and entertainment    63,756       5.7     29,711       1.9

Office expenses             3,886       0.3      2,329       0.2

Penalties                   2,509       0.2      4,796       0.3

Postage                     2,225       0.2      1,228       0.1

Printing                    2,022       0.2      2,435       0.2

Rent                       47,637       4.3     43,261       2.8

Salaries                  115,580      10.3     62,089       4.1

Supplies                    9,867       0.9      7,815       0.5

Taxes and licenses          5,776       0.5      7,115       0.5

Telephone                   8,545       0.8     10,604       0.7

Travel                     68,427       6.1     21,613       1.4

Utilities                   1,804       0.2      1,060       0.1
                         --------  ---------  --------  ---------

                         $482,644      43.1%  $413,893      27.2%
                         ========  =========  ========  =========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                      Nine Months Ended September 30, 2003
                      (See accountants' compilation report)



                                    Contents



                                                             Page
Accountants' Compilation Report                                 1

Financial Statements

  Balance Sheet                                               2-3

  Statement of Operations and Members' Deficiency               4

  Statement of Cash Flows                                     5-6

  Notes to Financial Statements                              7-11



Accompanying Supplemental Information

  Schedule of Direct Costs                                     12

  Schedule of Operating Expenses                               13

Board of Directors
Brunetti DEC, LLC
Denver, Colorado

                         Accountants' Compilation Report
                         -------------------------------


We have compiled the accompanying balance sheet of Brunetti DEC, LLC as of September 30, 2003, and the related statements of operations and member's deficiency and cash flows for the nine months then ended, and the accompanying supplemental information, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements, or accompanying information and, accordingly, do not express an opinion or any other form of assurance on them.


Bradley, Allen & Associates, LLP
Certified Public Accountants

November 25, 2003

                                BRUNETTI DEC, LLC

                                  Balance Sheet
                               September 30, 2003
                      (See accountants' compilation report)




                                     Assets


Current assets:
  Cash                                                $  1,355
                                                      --------
  Accounts receivable                                   23,290
                                                      --------
     Total current assets                               24,645
                                                      --------

Property and equipment, at cost:
  Computer equipment                                    50,653
  Construction equipment                                20,000
  Furniture and fixtures                                13,826
  Machinery and equipment                               10,789
  Vehicles                                               8,000
                                                      --------
                                                       103,268
  Less accumulated depreciation                         82,238
                                                      --------
     Total property and equipment                       21,030
                                                      --------

Other assets:
  Deposits                                               3,168
                                                      --------

   Total assets                                       $ 48,843
                                                      ========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                                  Balance Sheet
                               September 30, 2003
                      (See accountants' compilation report)




                       Liabilities and Members' Deficiency



Current liabilities:
  Notes payable, line of credit                       $ 138,164
  Obligation under
    capital lease                                           647
  Accounts payable                                      266,591
  Accrued expenses                                       20,683
  Distributions payable                                  55,535
                                                      ----------
    Total liabilities                                   481,620

Members' deficiency                                    (432,777)
                                                      ----------
   Total liabilities and members' deficiency          $  48,843
                                                      ==========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                 Statement of Operations and Members' Deficiency
                      Nine Months Ended September 30, 2003
                      (See accountants' compilation report)




                                             Percentage
                                              of sales
                                            -----------
Sales                           $ 488,454        100.0%

Direct costs                      287,067         58.7
                                ----------  -----------

Gross profit                      201,387         41.3

Operating expenses                267,968         54.7
                                ----------  -----------

Operating loss                   ( 66,581)       (13.4)
                                ----------  -----------

Other expense:
  Interest expense                 (9,847)        (2.0)
  Non-recurring item             (154,588)       (31.6)
                                ----------  -----------

                                 (164,435)       (33.6)
                                ----------  -----------

Net loss                         (231,016)      (47.0)%
                                            ===========

Members' deficiency, beginning    (50,705)

Members' withdrawals, net of
  contributions                  (151,056)
                                ----------

Members' deficiency, ending     $(432,777)
                                ==========



                (See accompanying notes to financial statements)

                             Statement of Cash Flows
                      Nine Months Ended September 30, 2003
                      (See accountants' compilation report)



Cash flows from operating activities:
  Cash received from customers                $ 748,934
  Cash paid to suppliers and employees         (633,930)
  Interest paid                                  (9,847)
                                              ----------

   Net cash provided by operating activities    105,157
                                              ----------

Cash flows from investing activities:
  Acquisition of property and equipment
   and net cash used by investing activities     (3,777)
                                              ----------

Cash flows from financing activities:
  Member capital contributions                   98,606
  Member capital withdrawals                   (249,662)
  Repayments of bank debt                        (3,647)
                                              ----------

   Net cash used by financing activities       (154,703)
                                              ----------

Net decrease in cash                            (53,323)

Cash, beginning                                  54,678
                                              ----------

Cash, ending                                  $   1,355
                                              ==========


                                   (continued)


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                       Statement of Cash Flows (continued)
                      Nine Months Ended September 30, 2003
                      (See accountants' compilation report)



Reconciliation of net loss to net cash
  used by operating activities:

  Net loss                                     $(231,016)

Adjustments to reconcile net loss to
  cash used by operating activities:

  Depreciation                                     9,020

  Decrease in:
    Accounts receivable                          204,945
    Prepaid expenses                               3,803

  Increase in:
    Accounts payable                              55,794
    Accrued expenses                               7,076
    Distributions payable                         55,535
                                               ----------

    Net cash provided by operating activities  $ 105,157
                                               ==========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2003
                         (See accountants' compilation)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations:
---------------------

Brunetti DEC, LLC was formed in the State of Colorado in October 1998. The Company provides communication, engineering, construction and communication services to companies in the United States and overseas.

Cash  and  cash  equivalents:
-----------------------------

The Company considers currency on hand, demand deposits with banks or other financial institutions, treasury bills, commercial paper, money market funds or other investments with original maturities or three months or less to be cash and cash equivalents. At September 30, 2003, cash and cash equivalents consisted of currency on hand and demand deposits with a bank. At times, cash balances may be in excess of FDIC insurance limits.

Property  and  equipment:
-------------------------

Property and equipment are stated at cost. Depreciation is provided by use of the declining balance and straight-line methods over the estimated useful lives of the related assets for financial and income tax reporting purposes. The estimated useful lives range from five to seven years

Repairs and maintenance are charged to operations as incurred. Major renewals and betterments that extend the useful lives of property and equipment are capitalized.

Use of estimates in the preparation of financial statements:
------------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2003
                          (See accountants' compilation)

1.   NATURE  OF  OPERATIONS  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (CONTINUED)

Revenue  and  cost  recognition
-------------------------------

The company follows the percentage-of-completion method of accounting for construction contracts. Accordingly, income is recognized in the ratio that costs incurred bears to estimated total costs. Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined. The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related costs incurred and income recognized is shown as a current liability. Raw materials purchased and stored at the job site are included in cost incurred to date for determining percentage of completion.

Contract costs include all direct material, labor, and subcontract costs. Additionally, an estimate of indirect costs related to contract performance has been provided for. General and administrative costs are charged to expense as incurred. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income are recognized in the period in which the revisions are determined.

For income tax purposes, the Company recognizes income using the completed contract method. Under this method, billings and costs are accumulated during the period of the contract; however, no profit is recorded until the project is substantially complete.

Income  taxes:
--------------

As a Limited Liability Company, the members are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for current year federal or state income taxes has been included in these financial statements.

Advertising  costs:
-------------------

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. There was no direct response advertising incurred in 2003. Total advertising expense for the nine months ended September 30, 2003 was $2,990.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2003
                         (See accountants' compilation)

2.   CONCENTRATION OF CREDIT RISK

At September 20, 2003, the Company's accounts receivable balance was due from one customer.

3.   NOTES PAYABLE, LINE OF CREDIT

Notes  payable,  line  of credit consist of the following at September 30, 2003:

Line of credit, bearing interest monthly at
prime plus 2%, principal maturing January 2004,
with a maximum borrowing of $150,000.  Secured
by accounts receivable and equipment.           $124,914

Line of credit, bearing interest monthly at
prime plus 2%, principal maturing January,
2004, with a maximum borrowing of $50,000.
Secured by accounts receivable and equipment.     13,250
                                                --------

                                                $138,164
                                                ========

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2003
                         (See accountants' compilation)

4.   COMMITMENTS

Operating lease:

In August 1999, the Company entered into a fifty-three month lease agreement for office space at its location in Colorado. The lease requires an initial base rent of $3,299 per month, plus common area maintenance charges. The monthly base rent increases in year two to $3,409 per month, year three to $3,519 and in year four to $3,739 per month. The common area charges can be modified annually based on total charges incurred by the lessor to the company's percentage of total rentable square footage.

The minimum annual commitment under the terms of this lease for periods ending after September 2003 is as follows:

               Period ended September 30,
               --------------------------

                         2004                     $  11,216
                                                  =========

Capital lease:

The Company leases computer equipment under a capital lease entered into in February 1999. The terms of the lease call for monthly lease payments of $168, plus applicable taxes, for a sixty-month period.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2003
                         (See accountants' compilation)

4.   COMMITMENTS  (CONTINUED)

Capital lease (continued):

Future minimum lease payments under the lease, including the present value of such payments for periods after September 30, 2003 are as follows:

                Period ended September 30,
                --------------------------

                          2004                       $    671

                 Less amount representing
                   interest                                24
                                                     --------

                 Present value of future
                   minimum lease payments            $    647
                                                     ========


5.   MAJOR  CUSTOMERS

For the nine months ended September 30, 2003, the Company earned approximately 45%, 15% and 13% of its revenues from three customers.

6.   NON-RECURRING  ITEM

During 2003, the Company was engaged in a collection dispute with a customer for a construction project undertaken in a prior year. While resolution of the matter was in favor of the Company, the customer was unable to remit payment. Consequently, management of the Company decided that further pursuit of collection was unwarranted and determined the outstanding balance should be written off.


                      Accompanying Supplemental Information
                      (See Accountants' Compilation Report)

                                BRUNETTI DEC, LLC

                            Schedules of Direct Costs
                      Nine Months Ended September 30, 2003
                      (See accountants' compilation report)


                                                  Percentage
                                                   of sales
                                                  -----------
Contract labor                           $ 88,145       18.0%

Equipment rental                              765        0.2

Materials                                  96,738       19.8

Payroll taxes                               8,462        1.7

Salaries                                   92,957       19.0
                                         --------  ----------

                                         $287,067       58.7%
                                         ========  ==========

                                BRUNETTI DEC, LLC

                        Statements of Operating Expenses
                      Nine Months Ended September 30, 2003
                      (See accountants' compilation report)


                                            Percentage
                                             of sales
                                            ----------
          Advertising              $  2,990      0.6 %

          Bad debts                  18,677        3.8

          Bank charges                  605        0.1

          Contributions                 650        0.1

          Depreciation                9,020        1.8

          Dues and subscriptions      4,092        0.8

          Insurance                  14,980        3.1

          Internet service            1,638        0.3

          Legal and accounting       18,634        3.8

          Meals and entertainment    32,450        6.6

          Office expenses               883        0.2

          Payroll taxes               5,600        1.1

          Penalties                   2,336        0.5

          Postage                     2,483        0.5

          Printing                      996        0.2

          Rent                       41,436        8.5

          Salaries                   59,211       12.1

          Supplies                    9,117        1.9

          Taxes and licenses            794        1.3

          Telephone                   6,305        1.3

          Travel                     33,629        6.9

          Utilities                   1,442        0.3
                                   --------  ---------

                                   $267,968     54.7 %
                                   ========  =========

                                BRUNETTI DEC, LLC

                      Nine Months Ended September 30, 2002
                      (See accountants' compilation report)



                                    Contents

                                                            Page
Accountants' Compilation Report                                1

Financial Statements

  Balance Sheet                                              2-3

  Statement of Operations and Members' Deficiency              4

  Statement of Cash Flows                                    5-6

  Notes to Financial Statements                             7-11



Accompanying Supplemental Information

  Schedule of Direct Costs                                    12

  Schedule of Operating Expenses                              13

Board of Directors
Brunetti DEC, LLC
Denver, Colorado

                        Accountants' Compilation Report
                        -------------------------------


We have compiled the accompanying balance sheet of Brunetti DEC, LLC as of September 30, 2002, and the related statements of operations and member's deficiency and cash flows for the nine months then ended, and the accompanying supplemental information, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements, or accompanying information and, accordingly, do not express an opinion or any other form of assurance on them.


Bradley, Allen & Associates, LLP
Certified Public Accountants

November 25, 2003

                                BRUNETTI DEC, LLC

                                  Balance Sheet
                               September 30, 2002
                      (See accountants' compilation report)



                                     Assets

Current assets:
  Cash                                                $       770
  Accounts receivable, net of allowance for doubtful
   accounts of $15,000                                    248,559
  Prepaid expenses                                          3,634
                                                       ----------

     Total current assets                                 252,963
                                                       ----------

Property and equipment, at cost:
  Computer equipment                                       46,876
  Construction equipment                                   20,000
  Furniture and fixtures                                   13,826
  Machinery and equipment                                  10,789
  Vehicles                                                  8,000
                                                       ----------
                                                           99,491
  Less accumulated depreciation                            69,790
                                                       ----------
     Total property and equipment                          29,701

Other assets:
  Deposits                                                  3,168
                                                       ----------

   Total assets                                        $  285,832
                                                       ==========



                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                                  Balance Sheet
                               September 30, 2002
                      (See accountants' compilation report)




                        Liabilities and Members' Deficiency


Current liabilities:
  Notes payable, line of credit                       $ 175,288
  Current portion of obligation under
    capital lease                                         1,706
  Accounts payable                                      284,541
  Accrued expenses                                       18,454
                                                      ----------

    Total current liabilities                           479,989

Obligation under capital lease, net
  of current portion                                        802
                                                      ----------

    Total liabilities                                   480,791

Members' deficiency                                    (194,959)
                                                      ----------

   Total liabilities and members' equity(deficiency)  $ 285,832
                                                      ==========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                 Statement of Operations and Members' Deficiency
                      Nine Months Ended September 30, 2002
                      (See accountants' compilation report)



                                           Percentage
                                            of sales
                                          -----------
Sales                         $ 631,241        100.0%

Direct costs                    427,879         67.8
                              ----------  -----------

Gross profit                    203,362         32.2

Operating expenses              371,749         58.8
                              ----------  -----------

Operating loss                 (168,387)       (26.6)
                              ----------  -----------

Other expense:
  Interest expense              (10,593)        (1.7)
  Non-recurring item            (53,985)        (8.6)
                              ----------  -----------

                                (64,578)       (10.3)
                              ----------  -----------

Net loss                       (232,965)       (36.9)%
                                          ===========

Members' equity, beginning      248,397

Members' withdrawals, net of
  contributions                (210,391)
                              ----------

Members' deficiency, ending   $(194,959)
                              ==========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                             Statement of Cash Flows
                      Nine Months Ended September 30, 2002
                      (See accountants' compilation report)


Cash flows from operating activities:
  Cash received from customers            $     720,199
  Cash paid to suppliers and employees         (971,955)
  Interest paid                                 (10,593)
                                          --------------

   Net cash used by operating activities       (262,349)
                                          --------------

Cash flows from investing activities:
  Acquisition of property and equipment
   and net cash used by investing
   activities                                    (3,348)
                                          --------------

Cash flows from financing activities:
  Member capital contributions                    5,880
  Member capital withdrawals                   (216,271)
  Repayments of bank debt                       (10,547)
                                          --------------

   Net cash used by financing activities       (220,938)
                                          --------------

Net decrease in cash                           (486,635)

Cash, beginning                                 487,405
                                          --------------

Cash, ending                              $         770
                                          ==============


                                   (continued)


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                       Statement of Cash Flows (continued)
                      Nine Months Ended September 30, 2002
                      (See accountants' compilation report)



Reconciliation of net loss to net cash
  used by operating activities:

  Net loss                                 $ (232,965)

Adjustments to reconcile net loss to
  cash used by operating activities:

  Depreciation                                 10,948

  Decrease in accounts receivable              88,958

  Increase (decrease) in:
    Accounts payable                         (138,383)
    Accrued expenses                            9,093
                                           -----------
    Net cash used by operating activities  $ (262,349)
                                           ===========


                (See accompanying notes to financial statements)

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2002
                      (See accountants' compilation report)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations:
---------------------

Brunetti DEC, LLC was formed in the State of Colorado in October 1998. The Company provides communication, engineering, construction and communication services to companies in the United States and overseas.

Cash and cash equivalents:
--------------------------

The Company considers currency on hand, demand deposits with banks or other financial institutions, treasury bills, commercial paper, money market funds or other investments with original maturities or three months or less to be cash and cash equivalents. At September 30, 2002, cash and cash equivalents consisted of currency on hand and demand deposits with a bank. At times, cash balances may be in excess of FDIC insurance limits.

Property and equipment:
-----------------------

Property and equipment are stated at cost. Depreciation is provided by use of the declining balance and straight-line methods over the estimated useful lives of the related assets for financial and income tax reporting purposes. The estimated useful lives range from five to seven years

Repairs and maintenance are charged to operations as incurred. Major renewals and betterments that extend the useful lives of property and equipment are capitalized.

Use of estimates in the preparation of financial statements:
------------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2002
                      (See accountants' compilation report)

1.   NATURE  OF  OPERATIONS  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (CONTINUED)

Revenue  and  cost  recognition
-------------------------------

The company follows the percentage-of-completion method of accounting for construction contracts. Accordingly, income is recognized in the ratio that costs incurred bears to estimated total costs. Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined. The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related costs incurred and income recognized is shown as a current liability. Raw materials purchased and stored at the job site are included in cost incurred to date for determining percentage of completion.

Contract costs include all direct material, labor, and subcontract costs. Additionally, an estimate of indirect costs related to contract performance has been provided for. General and administrative costs are charged to expense as incurred. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income are recognized in the period in which the revisions are determined.

For income tax purposes, the Company recognizes income using the completed contract method. Under this method, billings and costs are accumulated during the period of the contract; however, no profit is recorded until the project is substantially complete.

Income  taxes:
--------------

As a Limited Liability Company, the members are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for current year federal or state income taxes has been included in these financial statements.

Advertising  costs:
-------------------

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. There was no direct response advertising incurred in 2002. Total advertising expense for the nine months ended September 30, 2002 was $32,938.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2002
                      (See accountants' compilation report)

2.   CONCENTRATION  OF  CREDIT  RISK

At September 30, 2002, approximately $229,400 of the Company's accounts receivable balance was due from two customers with individual balances ranging from approximately $74,800 to $154,600.

In addition, accounts receivable at September 30, 2002, includes approximately $183,800 that is being disputed by two customers. Collection actions have been undertaken' however, legal council is unable to provide an opinion as to collectibility or outcome of those actions.

3.   NOTES  PAYABLE,  LINE  OF  CREDIT

Notes  payable,  line  of credit consist of the following at September 30, 2002:


Line of credit, bearing interest monthly at
prime plus 2%, principal maturing March, 2003,
with a maximum borrowing of $150,000.  Secured
by accounts receivable and equipment.           $  136,508

Line of credit, bearing interest monthly at
prime plus 2%, principal maturing March, 2003,
with a maximum borrowing of $50,000.  Secured
by accounts receivable and equipment.               38,780
                                                ----------

                                                $  175,288
                                                ==========

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2002
                      (See accountants' compilation report)

4.   COMMITMENTS

Operating lease:

In August 1999, the Company entered into a fifty-three month lease agreement for office space at its location in Colorado. The lease requires an initial base rent of $3,299 per month, plus common area maintenance charges. The monthly base rent increases in year two to $3,409 per month, year three to $3,519 and in year four to $3,739 per month. The common area charges can be modified annually based on total charges incurred by the lessor to the company's percentage of total rentable square footage.

The minimum annual commitment under the terms of this lease for periods ending after September 2002 is as follows:

                    Period ended September 30,
                    --------------------------

                              2003                      $  44,533
                              2004                         11,216
                                                        ---------

                                                        $  55,749
                                                        =========

Capital lease:

The Company leases computer equipment under a capital lease entered into in February 1999. The terms of the lease call for monthly lease payments of $168, plus applicable taxes, for a sixty-month period.

                                BRUNETTI DEC, LLC

                          Notes To Financial Statements
                               September 30, 2002
                      (See accountants' compilation report)

4.   COMMITMENTS  (CONTINUED)

Capital lease (continued):

Future minimum lease payments under the lease, including the present value of such payments for periods after September 30, 2002 are as follows:

               Period ended September 30,
               --------------------------

                        2003                     $     2,012
                        2004                             838
                                                 -----------

                                                       2,850

              Less amount representing
                interest                                 342
                                                 -----------

              Present value of future
                minimum lease payments                 2,508

              Less current potion                      1,706
                                                 -----------

                                                 $       802
                                                 ===========

5.   MAJOR  CUSTOMERS

For the nine months ended September 30, 2002, the Company earned approximately 91%, 2% and 2% of its revenues from three customers.

6.   NON-RECURRING  ITEM

During 2002, the Company was engaged in a collection dispute with a customer for a construction project undertaken in a prior year. While resolution of the matter was in favor of the Company, the customer was unable to remit payment. Consequently, management of the Company decided that further pursuit of collection was unwarranted and determined the outstanding balance should be written off.

As a result of the write-off, management of the Company sought relief from creditors involved in the project and were able to reduce outstanding obligations. The net effect of the bad debt and related obligation relief was $53,935 for the period ended September 30, 2002.

                      Accompanying Supplemental Information
                      (See Accountants' Compilation Report)

                                BRUNETTI DEC, LLC

                            Schedules of Direct Costs
                      Nine Months Ended September 30, 2002
                      (See accountants' compilation report)




                                               Percentage
                                                of sales
                                              -------------
                  Contract labor     $168,963         26.9%

                  Equipment rental      4,033          0.6

                  Materials            76,181         12.1

                  Outside services     11,587          1.8

                  Payroll taxes        13,295          2.1

                  Professional fees    25,491          4.0

                  Salaries            128,281         20.3

                  Small tools              48          0.0
                                     --------  ------------

                                     $427,879         67.8%
                                     ========  ============

                                BRUNETTI DEC, LLC

                        Statements of Operating Expenses
                      Nine Months Ended September 30, 2002
                      (See accountants' compilation report)


                                                      Percentage
                                                       of sales
                                                     -----------
                  Advertising              $ 32,938        5.2%

                  Bank charges                  393        0.1

                  Contributions               4,725        0.7

                  Depreciation               10,948        1.7

                  Dues and subscriptions     18,589        2.9

                  Insurance                  33,645        5.3

                  Internet service            1,497        0.2

                  Legal and accounting       22,790        3.6

                  Meals and entertainment    50,770        8.0

                  Office expenses             3,419        0.5

                  Penalties                   2,292        0.4

                  Postage                     1,589        0.3

                  Printing                    1,808        0.3

                  Rent                       35,832        5.7

                  Salaries                   78,755       12.5

                  Supplies                    6,882        1.1

                  Taxes and licenses          5,483        0.9

                  Telephone                   6,489        1.0

                  Travel                     51,455        8.2

                  Utilities                   1,450        0.2
                                           --------  ----------

                                           $371,749       58.8%
                                           ========  ==========

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


On October 20, 2003, Intercell International Corporation (the "Registrant") acquired a controlling 60% equity interest in Brunetti DEC, LLC, a Colorado limited liability company ("Brunetti DEC") for $700,000 in cash. The $700,000 is to be used by Brunetti for operations. The acquisition was accounted for as a purchase. There were no significant accounting policy differences to other items which required adjustment in the accompanying unaudited pro forma consolidated financial statements.

In order to fund the acquisition, in October 2003, immediately preceding the acquisition, the Registrant sold 10,750,000 shares of its restricted common stock and warrants to purchase 3,255,000 shares of the Registrant's restricted common stock, in exchange for $1,075,000. Proceeds in excess of that used to purchase a 60% interest in Brunetti, is to be used to support future operations of the Registrant.

In connection with the acquisition, the owners of Brunetti DEC, Messrs. Beal and Brunetti each received a stock option under the Registrant's 1995 Compensatory Stock Option Plan, to purchase up to 500,000 shares of the Registrant's common stock. These stock options have a term of ten years, an exercise price of $0.51 per share, and provide for a cashless exercise. Neither option is eligible to be exercised for a period of one year.

Brunetti DEC is a Denver, Colorado-based company that provides consulting, design, engineering and constructions services designed to enable and enhance voice, data and video communications through wireless systems. Brunetti DEC provides services primarily to state, municipal and local governments.

The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the acquisition as if it had been consummated on September 30, 2003. The accompanying unaudited condensed pro forma consolidated statements of operations for the fiscal years ended September 30, 2003 and 2002, give effect to the acquisition as if it had been consummated on October 1, 2002 and October 1, 2001, respectively.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Brunetti DEC (included herein) as well as those of the Registrant. The unaudited pro forma consolidated financial statements do no purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Registrant believes are reasonable.

A preliminary allocation of the purchase price was made to major categories of assets and liabilities. The actual allocation of the purchase price and the resulting effect on income (loss) from operations may differ significantly from the pro forma amounts included herein. The pro forma adjustments represent the Registrant's preliminary determination of the purchase accounting adjustments and are based upon available information and certain assumptions that the Registrant believes to be reasonable. Consequently, the amounts reflected in the unaudited pro forma condensed consolidated financial statements are subject to change, and the final amounts may differ substantially.

                                        INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                            SEPTEMBER 30, 2003


                                                                Historical
                                                         ------------------------------
ASSETS                                                     Intercell
                                                         International    Brunetti DEC,          Pro forma           Pro forma
                                                          Corporation          LLC              adjustments        consolidated
                                                         --------------  ---------------       -------------       -------------
Cash and cash equivalents                                $        8,301  $        1,355        $  1,075,000   (a)  $   1,084,656
Receivables                                                         428          23,290                                   23,718
Notes receivable, related parties                                55,200                                                   55,200
Prepaid expenses and other                                       89,619                                                   89,619
                                                         --------------  ---------------       -------------       -------------
   Total current assets                                         153,548          24,645           1,075,000            1,253,193
                                                         --------------  ---------------       -------------       -------------

Property and equipment, net                                                      21,030                                   21,030
                                                         --------------  ---------------       -------------       -------------

Investment in Brunetti                                                                              700,000   (b)
                                                                                                   (700,000)  (b)
Intangible assets, client contracts and relationships                                               539,666   (b)        539,666
Other assets                                                                      3,168                                    3,168
                                                         --------------  ---------------       -------------       -------------
                                                                                  3,168             539,666              542,834
                                                         --------------  ---------------       -------------       -------------

   Total assets                                          $      153,548  $       48,843        $  1,614,666        $   1,817,057
                                                         ==============  ===============       =============       =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                                         $       44,624  $      266,591   $          70,000   (d)  $     381,215
Accrued expenses and other liabilities                               96          21,330             100,000   (e)        121,426
Note payable, related party                                      50,000                                                   50,000
Notes payable, line of credit                                                   138,164                                  138,164
Derivative warrants                                              34,920                                                   34,920
Distribution payable                                                             55,535                                   55,535
                                                         --------------  ---------------       -------------       -------------
   Total current liabilities                                    129,640         481,620             170,000              781,260

   Total liabilities                                            129,640         481,620             170,000              781,260
                                                         --------------  ---------------       -------------       -------------

Minority Interest                                                                                   106,889   (b)        106,889
                                                         --------------  ---------------       -------------       -------------


   Stockholders'/members' equity (deficiency)                    23,908        (432,777)          1,075,000   (a)        928,908
                                                                                                    432,777   (b)
                                                                                                    (70,000)  (d)
                                                                                                   (100,000)  (e)
                                                         --------------  ---------------       -------------       -------------


   Total liabilities and stockholders'/members' equity   $      153,548  $       48,843        $  1,614,666        $   1,817,057
                                                         ==============  ===============       =============       =============


  See notes to unaudited pro forma condensed consolidated financial statements.

                                      INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES
                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               YEAR ENDED SEPTEMBER 30, 2003


                                                              Historical
                                                 --------------------------------
                                                     Intercell
                                                   International    Brunetti DEC,          Pro forma           Pro forma
                                                    Corporation          LLC              adjustments         consolidated
                                                 ---------------  ---------------       -------------       --------------
Revenues                                         $                 $      975,382       $                    $     975,382
Direct costs                                                             (482,280)                                (482,280)
                                                 ---------------  ---------------       -------------       ---------------

Gross profit                                                              493,102                                  493,102
                                                 ---------------  ---------------       -------------       ---------------

Operating expenses                                      (254,011)        (532,455)           (179,889)  (c)     (1,136,355)
                                                                                              (70,000)  (d)
                                                                                             (100,000)  (e)
                                                 ---------------  ---------------       -------------       ---------------

Loss from operations                                    (254,011)         (39,353)           (349,889)            (643,253)
                                                 ---------------  ---------------       -------------       ---------------

Other income (expense):
     Interest income                                         830                                                       830
     Interest expense                                        (96)         (22,392)                                 (22,488)
     Minority interest                                                                        92,698    (f)         92,698
     Gain (loss) on investments                           99,225                                                    99,225
     Other                                               (60,451)                                                  (60,451)
                                                 ---------------  ---------------       -------------       ---------------
                                                          39,508          (22,392)            92,698               109,814
                                                 ---------------  ---------------       -------------       ---------------

Net loss                                          $     (214,503)  $      (61,745)       $   (257,191)       $    (533,439)
                                                  ===============  ===============       =============       ==============

Basic and diluted net loss per common share       $        (0.02)                                            $       (0.03)
                                                  ===============                                            ==============

Weighted average number of common
  shares outstanding                                   8,669,662                           10,720,548   (a)     19,390,210
                                                  ===============                        =============       ==============


  See notes to unaudited pro forma condensed consolidated financial statements.

                                   INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES
                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               YEAR ENDED SEPTEMBER 30, 2002


                                                                 Historical
                                                      --------------------------------
                                                         Intercell
                                                       International    Brunetti DEC,     Pro forma           Pro forma
                                                        Corporation          LLC         adjustments         consolidated
                                                      ---------------  ---------------  -------------       --------------
Revenues                                              $                $    1,442,840   $                   $   1,442,840
Direct costs                                                                 (670,446)                           (670,446)
                                                      ---------------  ---------------  -------------       --------------

Gross profit                                                                  772,394                             772,394
                                                      ---------------  ---------------  -------------       --------------

Operating expenses                                        (2,225,496)        (537,974)      (179,889)  (c)     (3,113,359)
                                                                                             (70,000)  (d)
                                                                                            (100,000)  (e)
                                                      ---------------  ---------------  -------------       --------------

Loss from operations                                      (2,225,496)         234,420       (349,889)          (2,340,965)
                                                      ---------------  ---------------  -------------       --------------

Other income (expense):
     Interest income                                           5,304                                                5,304
     Interest expense                                         (3,603)         (12,105)                            (15,708)
     Minority interest                                                                       (20,926)  (f)        (20,926)
     Gain (loss) on investments                            2,283,725                                            2,283,725
     Other                                                  (273,675)                                            (273,675)
                                                      ---------------  ---------------  -------------       --------------
                                                           2,011,751          (12,105)       (20,926)           1,978,720
                                                      ---------------  ---------------  -------------       --------------

Net income (loss)                                           (213,745)         222,315      ($370,815)            (362,245)
                                                      ---------------  ---------------  -------------       --------------

Accretion on series C preferred stock                         (1,000)                                              (1,000)
                                                      ---------------  ---------------  -------------       --------------

Net income (loss) applicable to common shareholders        ($214,745)  $      222,315      ($370,815)           ($363,245)
                                                      ===============  ===============  =============       ==============

Basic and diluted net loss per common share                   ($0.03)                                               (0.02)
                                                      ===============                                       ==============

Weighted average number of common
  shares outstanding                                       8,531,182                      10,720,548   (a)     19,251,730
                                                      ===============                   =============       ==============


  See notes to unaudited pro forma condensed consolidated financial statements.

              INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
   BALANCE SHAEET AS OF SEPTEMBER 30, 2003, AND STATEMENTS OF OPERATIONS FOR THE
                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002


Adjustments to the accompanying unaudited pro forma condensed consolidated financial statements are as follows:

(A) This entry is recorded to reflect $1,075,000 of cash received by the Registrant from a private equity financing that the Registrant closed on October 20, 2003. The $1,075,000 was raised through the sale of 10,750,000 shares of restricted common stock and warrants exercisable into 3,255,000 shares of the Registrant's restricted common stock. The warrants have an exercise price of $0.10 per share, a 5-year term, and provide for cashless exercise. Out of the total issuance, 600,000 shares, along with related warrants, were issued to directors of the Registrant. The weighted average number of common shares has been adjusted to reflect the issuance as if it has occurred at the beginning of each respective period.

(B) This entry is recorded to reflect the October 20, 2003 acquisition of a 60% membership interest in Brunetti DEC, LLC, for cash of $700,000. The purchase price and historical book value are as follows:

    Purchase  Price:

      Cash  paid                                          $  700,000
      Less  book value of 60% equity acquired
        (including  $700,000)                               (160,334)
                                                          -----------
      Purchase  price  in  excess  of
       equity  acquired                                   $  539,666
                                                          ===========

    Preliminary  allocation  of  purchase  price
     in  excess  of  60%  equity  interest,  allocated
      to client contracts and relationships               $  539,666
                                                          ===========

In conjunction with the acquisition, the Company issued options totaling 1,000,000 shares, under the Company's registered stock option plan, to officers of Brunetti DEC. The options have an exercise price of $0.51 per share (the closing market price on the day of issuance), a term of 10 years, and provide for a cashless exercise. Neither option is eligible to be exercised for a one-year period.

In accordance with the Company's accounting policies, the Company accounted for this stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB No. 25). As a result, because the exercise price per share was equivalent to the quoted market price per share, no compensation expense has been recorded in the pro forma statements of operations.

Had compensation cost for this stock-based transaction been determined based on the fair value at the grant date consistent with the provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-based Compensation, the fair value of the options at the date of grant is estimated to be $360,000, based upon the Black Scholes option-pricing model utilizing an expected risk free interest rate of 1.42, an expected stock volatility of 147%, an expected dividend yield of 0% and an expected two-year life of the options. Pro forma net loss applicable to common shareholders would have increased by $360,000 ($0.01 per common share) for each of the fiscal years ended September 30, 2003 and 2002.

(C) This entry is recorded to recognize amortization expense on the identifiable intangible assets (preliminarily allocated to client contracts and relationships). Amortization expense is calculated on the straight-line method over a period of three years, for an annual amortization adjustment of $179,889.

(D) This entry is recorded to recognize commission expense recognized by Brunetti DEC in connection with the payment of a 10% finders fee to a third party in connection with the $700,000 membership acquisition.

(E) In conjunction with the acquisition, effective October 20, 2003, Brunetti DEC entered into 5-year employment agreements with Mssrs. Beal and Brunetti, in which each received a $50,000 signing bonus, and each is entitled to a base salary of $144,000 per year, subject to annual cost of living adjustments. In addition, each is entitled to an annual bonus in an amount equal to 2.5% of pretax earnings of Brunetti DEC for the prior fiscal year, not to exceed $50,000 per year. Pro forma adjustment (E) reflects the signing bonuses ($100,000) incurred at the date of the acquisition. Base compensation pursuant to the employment agreements is not materially different from historical compensation expense.

(F) This entry is recorded to recognize the 40% minority interest for each of the years ended September 30, 2003 and 2002.

Brunetti DEC is a Limited Liability Company and is not subject to income taxes. Instead, each member is taxed on their proportionate share of the company's taxable income. Therefore, the historical statements of operations of Brunetti DEC do not reflect an income tax provision (benefit). The expected pro forma income tax benefit for the years ended September 30, 2003 and 2002 is reduced to $0, based on a pro forma valuation allowance applied to the net deferred tax assets.